UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2010
DEALERTRACK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 516-734-3600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release regarding a strategic relationship between General Motors Acceptance Corporation (“GMAC”) and DealerTrack, Inc., a subsidiary of DealerTrack Holdings, Inc. (“DealerTrack”). As part of the strategic relationship, DealerTrack has agreed to make a one time payment to GMAC of $15 million payable upon GMAC becoming available to substantially all dealers that do business with GMAC who are on the DealerTrack U.S. network.
Attached hereto as Exhibit 99.2 and incorporated by reference herein are forward-looking statements relating to 2010, as presented in a press release of February 10, 2010. The information in this Current Report on Form 8-K is furnished under Item 8.01 — “Results of Operations and Financial Condition.” Such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated February 10, 2010.
99.2	Issuer’s Press Release dated February 10, 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 10, 2010

DealerTrack Holdings, Inc.
By:	/s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer
EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated February 10, 2010.
99.2	Issuer’s Press Release dated February 10, 2010.